TURNER FUNDS

                          TURNER LARGE CAP GROWTH FUND
                             TURNER CORE GROWTH FUND
                          TURNER STRATEGIC GROWTH FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                          TURNER SMALL CAP EQUITY FUND
                             TURNER TECHNOLOGY FUND
                         TURNER CONCENTRATED GROWTH FUND
                           TURNER NEW ENTERPRISE FUND
                           TURNER LARGE CAP VALUE FUND

                                JANUARY 31, 2006
                      (AS AMENDED AND RESTATED MAY 8, 2006)

                              INVESTMENT ADVISERS:
                        TURNER INVESTMENT PARTNERS, INC.

                        TURNER INVESTMENT MANAGEMENT LLC
                          (SMALL CAP EQUITY FUND ONLY)


This Statement of Additional Information is not a prospectus and relates only to the Turner Large Cap Growth Fund, Turner Core Growth Fund, Turner Strategic Growth Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, Turner Small Cap Equity Fund, Turner Technology Fund, Turner Concentrated Growth Fund, Turner New Enterprise Fund, and Turner Large Cap Value Fund. It is intended to provide additional information regarding the activities and operations of the Turner Funds and should be read in conjunction with the Turner Funds' Prospectus dated January 31, 2006, as supplemented. The Prospectus may be obtained without charge by calling 1-800-224-6312. The Financial Statements and the Report of Independent Registered Public Accounting Firm thereon are incorporated by reference into this Statement of Additional Information from the Annual Report of the Turner Funds. The Annual Report may be obtained by calling the toll-free number above. No other parts of the Annual Reports are incorporated herein by reference.




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THE TRUST ................................................................  1

INVESTMENT OBJECTIVES ....................................................  2

INVESTMENT POLICIES ......................................................  3

GENERAL INVESTMENT POLICIES ..............................................  7

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ....................  7

DISCLOSURE OF PORTFOLIO HOLDINGS ......................................... 26

INVESTMENT LIMITATIONS ................................................... 27

THE ADVISERS ............................................................. 29

THE ADMINISTRATOR ........................................................ 42

DISTRIBUTION AND SHAREHOLDER SERVICES .................................... 43

TRUSTEES AND OFFICERS OF THE TRUST ....................................... 45

COMPUTATION OF YIELD AND TOTAL RETURN .................................... 50

PURCHASE AND REDEMPTION OF SHARES ........................................ 51

DETERMINATION OF NET ASSET VALUE ......................................... 52

TAXES .................................................................... 52

PORTFOLIO TRANSACTIONS ................................................... 56

VOTING ................................................................... 61

DESCRIPTION OF SHARES .................................................... 61

SHAREHOLDER LIABILITY .................................................... 61

LIMITATION OF TRUSTEES' LIABILITY ........................................ 62

CODE OF ETHICS ........................................................... 62

PROXY VOTING ............................................................. 62

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ............................... 63

CUSTODIAN ................................................................ 67

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS ................................ 67

LEGAL COUNSEL ............................................................ 67

FINANCIAL STATEMENTS ..................................................... 67

APPENDIX A ............................................................... 68

APPENDIX B PROXY VOTING POLICIES AND PROCEDURES........................... 82


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THE TRUST

This Statement of Additional Information ("SAI") relates to the Turner Large Cap Growth Fund ("Large Cap Growth Fund"), Turner Core Growth Fund ("Core Growth Fund"), Turner Strategic Growth ("Strategic Growth Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), Turner Small Cap Growth Fund ("Small Cap Growth Fund"), Turner Small Cap Equity Fund ("Small Cap Equity Fund"), Turner Micro Cap Growth Fund ("Micro Cap Growth Fund"), Turner Technology Fund ("Technology Fund"), Turner Concentrated Growth Fund ("Concentrated Growth Fund"), Turner New Enterprise Fund ("New Enterprise Fund"), and Turner Large Cap Value Fund ("Large Cap Value Fund"), (each a "Fund" and, together the "Funds").

Each Fund is a separate series of Turner Funds (the "Trust"), an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 26, 1996, and amended and restated on February 21, 1997 and August 17, 2001 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of shares within each such separate series. Each series is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that series. Shareholders may purchase shares in the Midcap Growth Fund and Core Growth Fund through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. The Small Cap Equity Fund currently offers Class II shares only. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

Turner Investment Partners, Inc. ("Turner") serves as the investment adviser for each Fund, except the Small Cap Equity Fund. Turner Investment Management LLC serves as the investment adviser for the Small Cap Equity Fund ("TIM" and together with Turner, the "Advisers").

From its inception on January 31, 1997 until June 28, 2000, the Strategic Growth Fund (formerly, the Turner Large Cap Growth Opportunities Fund) operated as the Turner Large Cap Growth Equity Fund and was advised by Turner Investment Partners, Inc. ("Turner"). On June 9, 2000, the Turner Large Cap Growth Equity Fund became the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc., which was advised by Fund Asset Management, L.P., an affiliate of Merrill Lynch & Co., Inc. while Turner Investment Partners, as sub-adviser, provided the day-to-day investment management services. On August 16, 2002, Mercury Select Growth Fund merged back into the Large Cap Growth Opportunities Fund. Effective January 31, 2005, the Turner Large Cap Growth Opportunities Fund changed its name to the Strategic Growth Fund. Historical information for the Strategic Growth Fund includes both the Large Cap Growth Opportunities Fund and the Mercury Select Growth Fund.

On January 29, 1999, the Micro Cap Growth Fund acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund. Historical

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information presented for the Micro Cap Growth Fund includes to the Alpha Select
Turner Micro Cap Growth Fund. On September 13, 2001, the B2B E-Commerce Fund became the New Enterprise Fund and the shareholders of the Wireless & Communications Fund approved a reorganization of the Wireless & Communications Fund into the New Enterprise Fund. Accordingly, historical information presented for the New Enterprise Fund includes to the B2B E-Commerce Fund and the Wireless & Communications Fund. Capitalized terms not defined herein are defined in the Prospectuses offering shares of the Funds.

On February 25, 2005, the Core Growth Fund Class I Shares acquired all of the assets and liabilities of the Constellation Funds' Constellation TIP Core Growth Fund (the "Predecessor Fund"). From its inception on February 28, 2001 until May 7, 2004, the Predecessor Fund operated as the Turner Tax Managed U.S. Equity Fund, a portfolio of the Trust. On May 7, 2004 the Turner Tax Managed U.S. Equity Fund was reorganized into the Constellation TIP Tax Managed U.S. Equity Fund - Class II. Effective January 31, 2005, the Constellation TIP Tax Managed U.S. Equity Fund - Class II changed its name to the Constellation TIP Core Growth Fund - Class II and changed its non-fundamental investment objective to eliminate any reference to seeking to minimize the impact of taxes on returns earned by shareholders. Certain expense information about the Core Growth Fund that is included in this SAI is that of the Predecessor Fund.

INVESTMENT OBJECTIVES

TURNER LARGE CAP GROWTH FUND: The Large Cap Growth Fund seeks long-term capital appreciation.

TURNER CORE GROWTH FUND: The Core Growth Fund seeks long-term capital appreciation.

TURNER STRATEGIC GROWTH FUND: The Strategic Growth Fund seeks capital appreciation.

TURNER MIDCAP GROWTH FUND:  The Midcap Growth Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND: The Small Cap Growth Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND: The Micro Cap Growth Fund seeks capital appreciation.

TURNER SMALL CAP EQUITY FUND: The Small Cap Equity Fund seeks long-term capital growth.

TURNER TECHNOLOGY FUND: The Technology Fund seeks long-term capital appreciation.

TURNER CONCENTRATED GROWTH FUND: The Concentrated Growth Fund seeks long-term capital appreciation.

TURNER NEW ENTERPRISE FUND: The New Enterprise Fund seeks long-term capital appreciation.

TURNER LARGE CAP VALUE FUND: The Large Cap Value Fund seeks long-term capital appreciation.

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There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER LARGE CAP GROWTH FUND: The Large Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in common stocks and other U.S. companies with very large market capitalizations (i.e., over $10 billion) that Turner believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Russell Top 200 Growth Index.

TURNER CORE GROWTH FUND: The Core Growth Fund invests primarily in common stocks and other equity securities of U.S. companies that Turner considers to have strong earnings growth potential. This is a non-fundamental investment policy that can be changed without shareholder approval. The Fund will invest in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund typically invests in the common stocks of medium to large sized companies, it may invest in companies of any size or in any industry in order to achieve its objective.

TURNER STRATEGIC GROWTH FUND: The Strategic Growth Fund invests primarily in common stocks and other equity securities of U.S. companies with mid- to large market capitalizations that Turner believes have strong earnings growth potential. Mid- to large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 1000 Growth Index, the Fund's current benchmark. Any remaining assets may be invested in securities of mid- to large- capitalization companies, warrants and rights to purchase common stocks, and the Fund may invest up to 15% of its total assets in American Depositary Receipts. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

TURNER MIDCAP GROWTH FUND: The Midcap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have medium market capitalizations that Turner believes to have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index (the "Midcap Growth Index"). The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Midcap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger

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capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 15% of its total assets in American Depositary Receipts ("ADRs"). The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND: The Small Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers with small market capitalizations that Turner believes to have strong earnings growth potential. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index (the "2000 Growth Index"). The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the 2000 Growth Index (or such other appropriate index selected by Turner). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND: The Micro Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers with very small market capitalizations that Turner believes to have strong earnings growth potential. Micro cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the lower range of those market capitalizations of companies included in the 2000 Growth Index, particularly those under $500 million. The Fund seeks to purchase securities that are well diversified across economic sectors. The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Growth Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential.

The Micro Cap Growth Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

TURNER SMALL CAP EQUITY FUND: The Small Cap Equity Fund invests substantially all of its assets (at least 80% under normal market conditions) in equity securities of small capitalization companies that the Adviser believes have the

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potential for long-term growth and that are attractively priced. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes can generate and sustain long-term growth. TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.

TURNER TECHNOLOGY FUND: The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Technology Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Most of the technology companies that the Fund will invest in will be located in the U.S.

The Technology Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, Turner expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign technology companies.

TURNER CONCENTRATED GROWTH FUND: The Concentrated Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of 15 to 30 common stocks of issuers in different sectors and capitalization ranges that Turner believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase shares of other investment companies and foreign securities.

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TURNER NEW ENTERPRISE FUND: The Turner New Enterprise Fund invests in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. The Fund generally invests in stocks of mid to large capitalization companies, and will generally purchase the securities of companies with market capitalizations of at least $1 billion, though it may invest in companies of any size. The Fund focuses on companies that Turner believes are positioned for accelerated growth of revenue and earnings ("New Enterprise companies"). The Fund seeks to invest in companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the Fund. The New Enterprise Fund may also regularly invest up to 25% of its assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available.

The New Enterprise Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, ADRs (up to 15% of the New Enterprise Fund's assets) and shares of other investment companies.

The New Enterprise Fund invests in rapidly growing, dynamic, publicly-traded companies. In many cases, these companies offer recently developed products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the smaller New Enterprise companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Substantially all of the companies that the Fund will invest in will be located in the U.S.

The New Enterprise Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of some New Enterprise company stocks. To manage risk and improve liquidity, Turner invests in numerous publicly-traded companies, representing a broad cross-section of U.S. New Enterprise companies.

The smaller capitalization companies the New Enterprise Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Such stocks also may not be as liquid as larger capitalization stocks. Therefore, such stocks may be volatile, and the price movements of the Fund's shares may reflect that volatility.

TURNER LARGE CAP VALUE FUND: The Large Cap Value Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in common stocks and other equity securities of U.S. companies with large market capitalizations (generally at least $3 billion at the time of purchase) that Turner believes, based on its quantitative model, are undervalued relative to the market or to their historic valuation. The securities may be traded over the counter or

                                       -6-
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listed on an exchange. The Fund will seek to maintain sector concentrations that approximate those of the Russell 1000 Value Index.


GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund, except the Large Cap Growth and Midcap Growth Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by a nationally recognized statistical rating organization (a "NRSRO") and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is

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under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Funds may also invest in sponsored or unsponsored, European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). EDRs also represent securities of foreign issuers and are designed for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Large Cap Growth Fund and Midcap Growth Fund will not invest in convertible securities.

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DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs")), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interest and principal securities ("STRIPs")), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See below for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, Turner or TIM will review the situation and take appropriate action.

FOREIGN INVESTMENTS

Investments in foreign securities denominated in foreign currencies and/or traded outside of the United States require consideration of certain risks typically not associated with investing in U.S. securities or property. Such

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risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States' companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable United States' companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the United States.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Fund may either sell a Fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when Turner or TIM anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

The New Enterprise Fund will not invest in forward foreign currency contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act with the CFTC and the National Futures Association, which regulate trading in the futures markets and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The New Enterprise Fund will not invest in futures contracts and options on futures contracts.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over the counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, Turner and TIM will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds advised by Turner or TIM. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian imposes a practical limit on the leverage these transactions create.

LOWER RATED SECURITIES

The Funds may invest in lower rated bonds commonly referred to as "junk bonds" or high yield/high risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

GROWTH OF HIGH YIELD, HIGH RISK BOND MARKET: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high yield, high risk bonds and a Fund's net asset value.

PAYMENT EXPECTATIONS: High yield, high risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield, high risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high yield, high risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

TAXES: A Fund may purchase debt securities (such as zero coupon or pay in kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Large Cap Growth, Strategic Growth, and Concentrated Growth Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although Turner generally does not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which generally requires that each Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets at the end of each quarter.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The New Enterprise Fund will not purchase options.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Advisers' investment strategies. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section "Portfolio Transactions" for each Fund's portfolio turnover rate.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Turner and TIM monitor compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. The Funds will not invest more than 15% of their total assets in repurchase agreements.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets. The Funds will not invest more than 15% of their total assets in reverse repurchase agreements.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to one or more securities lending agreements (each a "Lending Agreement"). Unless otherwise agreed, security loans made pursuant to a Lending Agreement are required at all times to be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. Collateral is marked to market daily. The Funds receive an annual fee for their participation in a Lending Agreement, and cash collateral received may be invested pursuant to terms approved by the Trust's Board of Trustees. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

SHORT SALES AGAINST THE BOX

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TELECOMMUNICATIONS SECURITIES

The economic prospects of telecommunications companies can dramatically fluctuate due to regulatory and competitive environment changes around the world. Most products or services provided by telecommunications companies require substantial investment and are subject to competitive obsolescence. Telecommunications companies are particularly subject to political and currency risks. Changes in governmental policies, such as telephone and cable regulations, and the need for regulatory approvals may have an adverse effect on the products, services and securities of telecommunications companies. Some telecommunications companies may not have an established history of revenue or earnings at the time of purchase. As a result, dividend income, if any, is likely to be incidental.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust's Board has adopted policies and procedures concerning the disclosure of the portfolio holdings of the Funds. The policies and procedures provide that the Trust and its service providers will only disclose information concerning securities held in the Trust's portfolios under the following circumstances: (i) fifteen business days after the end of each calendar month, the Trust's administrator will post the securities held by each of the Trust's portfolios on the Trust's website; (ii) the Trust or a service provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so; and (iii) as required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Examples of legitimate business purposes under which disclosure of the Trust's portfolio securities may be appropriate include, but are not limited to: disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Trust's investment advisers; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

Prior to the disclosure of the Trust's portfolio holdings to a selected third party for a legitimate business purpose, such third party shall be required to execute a confidentiality agreement and shall not trade on such information. Neither the Trust, a service provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust's portfolio securities. With respect to the monthly disclosure of portfolio holdings on the Trust's website, the Trust's administrator is authorized to prepare and post to the Trust's website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Trust's portfolio holdings, the Trust's President, or Turner's President, will be authorized to disclose such information.

In order to ensure that the disclosure of the Trust's portfolio securities is in the best interests of the Trust's shareholders and to avoid any potential or actual conflicts of interest with the Trust's service providers, or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust's portfolio securities for legitimate business purposes must be approved by the Trust's Board of Trustees in advance of such disclosure. This requirement will not apply to the disclosure of the Trust's portfolio securities to the Trust's existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided in the policies and procedures.

The Board will receive quarterly reports from the service providers stating whether disclosures were made concerning the Trust's portfolio holdings in contravention of the policies and procedures during the previous quarter, and if so, such report must describe to whom and under what circumstance such disclosures were made.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Large Cap Growth, Strategic Growth or Concentrated Growth Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Strategic Growth Fund or the Technology Fund. These Funds invest 25% or more of their total assets in securities of issuers conducting their principal business activities in the same industry. To that extent, these two Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry. A description of the industries in which each Fund concentrates its investments can be found in the "Investment Policies" section beginning on page 3.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

9. With respect to the Strategic Growth Fund, concentrate its investments in the securities of issuers in the same industry. For purposes of this fundamental investment policy number 9, the staff of the SEC considers a fund to concentrate its investments in issuers in a particular industry if the fund invests more than 25% of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks or (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 6 above, the Funds may borrow money from banks as permitted under the 1940 Act.

NON FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of a Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in this SAI.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISERS

Turner, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

TIM, 100 Pearl Street, 11th Floor, Hartford, CT 06103, serves as investment adviser for the Small Cap Equity Fund. TIM is an SEC registered investment adviser. TIM is primarily owned by Turner, its controlling shareholder.

As of December 31, 2005, Turner had discretionary management authority with respect to over $18 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

Turner and TIM serve as the investment advisers for their respective Funds under separate investment advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, Turner and TIM make the investment decisions for the assets of their Funds and continuously review, supervise and administer each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreements provide that Turner and TIM shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard of their obligations or duties thereunder.

The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to Turner or TIM but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds the expense on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of the Funds are qualified for offer and sale, Turner or TIM will bear the amount of such excess. Turner and TIM will not be required to bear expenses of any Fund to an extent that would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of an Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisers, or by the Advisers without penalty on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Funds paid (waived) the following advisory fees and reimbursed the following expenses. As of September 30, 2005, the Large Cap Value Fund had not yet commenced operations.

-------------------------- ------------------------------------------------ ------------------------------------------
                                         ADVISORY FEES PAID
                                        (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           --------------- ---------------- --------------- ------------- -------------- -------------
                                 2003            2004             2005           2003          2004           2005
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Large Cap Growth Fund            $258,932         $397,484        $141,840      $149,016       $176,578      $206,107
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Core Growth Fund((1))              $6,858           $1,957              $0       $46,245        $40,110      $126,534
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Strategic Growth
Fund((2))                         $19,913           $7,790         $18,605        $3,174        $26,978       $32,086
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Midcap Growth Fund             $4,551,200       $6,740,901      $7,015,053            $0             $0            $0
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Small Cap Growth Fund          $1,460,677       $1,917,714      $1,996,546      $153,231       $352,195      $459,828
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Micro Cap Growth Fund          $1,905,452       $3,321,354      $4,134,561       $26,397        $57,671      $175,033
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Small Cap Equity Fund             $24,186          $77,505        $345,568       $63,269       $103,136      $123,142
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Technology Fund                   $73,847         $216,686         $85,277       $19,972        $32,177       $32,598
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Concentrated Growth Fund         $293,228         $497,604        $224,066       $85,126        $73,387       $86,950
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
New Enterprise Fund               $15,514         $112,530         $67,542       $38,398        $59,892       $57,781
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------

-----------
(1) From May 7, 2004 to until the reorganization of the Predecessor Fund into the Core Growth Fund on February 25, 2005, Constellation Investment Management Company, LP ("CIMCO") and Turner served as the Predecessor Fund's investment adviser and sub-adviser, respectively. Prior to May 7, 2004, Turner served as the Predecessor Fund's investment adviser.

(2) From June 19, 2000 until August 17, 2002, the Fund operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc. Fund Asset Management, L.P. served as the Fund's investment adviser, and Turner served as the sub-adviser. Of these amounts, $341,317 and $8,296 were reimbursed by Fund Asset Management and Turner, respectively.

As described in the Funds' Prospectus, the Concentrated Growth, Technology and New Enterprise Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:

---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------
                                                                                                     HIGHEST /
                                                                                                     LOWEST
                                              BASE             REQUIRED            ANNUAL            POSSIBLE
                                              ADVISORY         EXCESS              ADJUSTMENT        ADVISORY
FUND                   BENCHMARK              FEE              PERFORMANCE         RATE              FEE
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------
Concentrated Growth
Fund                   S&P 500 Index          1.10%            +/- 2.50%           +/- 0.40%         1.50% / 0.70%
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------

Technology Fund        PSE Technology Index   1.10%            +/- 2.00%           +/- 0.40%         1.50% / 0.70%
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------
                       Nasdaq Composite
New Enterprise Fund    Index                  1.10%            +/- 2.50%           +/- 0.40%         1.50% / 0.70%
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------

Each Fund's base fee is accrued daily and paid monthly based on the Fund's average net assets during the current month. Each Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over the current month plus the previous 11 months (the "performance period"). Each Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Fund's base fee.

For example, assume that the Concentrated Growth Fund's average net assets over a one- and 12-month period ending March 31 is $50,000,000, and that it is not a leap year. The Concentrated Growth Fund's base fee for March is $46,712 ($50,000,000 x 1.10%, x 31/365). If the Concentrated Growth Fund outperformed

(or underperformed) the S&P 500 Index by 2.50% or less over this performance period, then there is no adjustment to the Fund's base fee. If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by more than 2.50% over this performance period, then Turner's advisory fees would increase (or decrease) by $16,986 ($50,000,000 x 0.40%, x 31/365).

Because the adjustment to each Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down relative to its benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Next, assuming that the Concentrated Growth Fund's average net assets over a one- and 12-month period ending March 31 is $25,000,000, and that it is not a leap year, the Concentrated Growth Fund's base fee for March is $23,356 ($25,000,000 x 1.10%, x 31/365). If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by 2.50% or less over this performance period, then there is no adjustment to the Fund's base fee. If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by more than 2.50% over this performance period, then Turner's advisory fees would increase (or decrease) by $8,493 ($25,000,000 x 0.40%, x 31/365).

Assuming that the Concentrated Growth Fund's average net assets over a one- and 12-month period ending March 31 is $100,000,000 and that it is not a leap year, outperformance by more than 2.50% over the same performance period would increase Turner's base advisory fees of $93,424 by $33,972 ($100,000,000 x 0.40%, x 31/365). Underperformance would decrease it by the same amount.

The performance fee arrangement works in precisely the same fashion for each of the Concentrated Growth and New Enterprise Funds. The arrangement differs slightly for the Technology Fund in that its threshold for under and overperformance adjustment relative to its benchmark is 2.00%, compared to 2.50% for the Concentrated Growth and New Enterprise Funds.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENTS. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from Turner and TIM. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Funds (other than the Large Cap Value Fund) is available in the Funds' annual report for the period ended September 30, 2005.

On May 18, 2005, the Board of Trustees met and decided to approve the investment advisory agreement (the "Advisory Agreement") with respect to the Large Cap Value Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from the Adviser, including, among other things: (1) the contractual and actual compensation proposed to be paid under the Advisory Agreement as compared to the compensation paid to relevant peer groups; and (2) the proposed expense ratio of the Fund, with expense waivers, as compared to expense ratios for relevant peer groups. At the meeting, representatives from the Adviser presented additional oral and written information to the Trustees to help them evaluate the Adviser's fees and other aspects of the Advisory Agreement. The Trustees discussed the written materials that they received before the meeting and the Adviser's oral presentation and other information that the Trustees received at the meeting, and deliberated on the approval of the Adviser's Advisory Agreement in light of this information. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that the compensation payable to the Adviser pursuant to the Advisory Agreement with respect to the Fund was fair and equitable; and
(b) agreed to approve the Advisory Agreement for the Fund.

PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of September 30, 2005 (December 31, 2005 for the Large Cap Value Fund):

LARGE CAP GROWTH FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Robert E. Turner                $4.4                    $258
(Lead Manager)          22       billion        25       million       93      $6.5 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Mark Turner                     $2.5                    $192
(Co-Manager)            13       billion        16       million       66      $4.6 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Robb J. Parlanti                $1.1                    $126
(Co-Manager)             5       billion        11       million       52      $3.7 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------


[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Robert E. Turner                   $713
(Lead Manager)            3       million        0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Mark Turner                        $729
(Co-Manager)              2       million        0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Robb J. Parlanti
(Co-Manager)              0          $0          0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------




CORE GROWTH FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
David E. Kovacs                   $58                     $71                   $107
(Lead Manager)           2       million        7        million       1       million
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Robert E. Turner                  $4.4                    $258
(Co-Manager)            22       billion        25       million       93      $6.5 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Mark Turner                     $2.5                    $192
(Co-Manager)            13       billion        16       million       66      $4.6 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------


[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
David E. Kovacs
(Lead Manager)            0         $0          0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Robert E. Turner                   $713
(Co-Manager)              3       million       0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Mark Turner                        $729
(Co-Manager)              2       million        0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------


STRATEGIC GROWTH FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Robert E. Turner                  $4.5                    $258
(Lead Manager)          22       billion        25       million       93      $6.5 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Mark Turner                       $2.5                    $192
(Co-Manager)            13       billion        16       million       66      $4.6 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Robb J. Parlanti                  $1.2                    $126
(Co-Manager)             5       billion        11       million       52      $3.7 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------

[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Robert E. Turner          3        $713          0          $0          0            $0
(Lead Manager)                    million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Mark Turner               2        $729          0          $0          0            $0
(Co-Manager)                      million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Robb J. Parlanti
(Co-Manager)              0          $0          0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------


MIDCAP GROWTH FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Christopher K.
McHugh                            $2.2                    $379
(Lead Manager)          17       billion        28       million       72      $4.4 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Bill McVail                       $1.9                    $179
(Co-Manager)            14       billion        17       million       64      $3.7 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Robert E Turner         22        $3.5          25        $258         93      $6.5 billion
(Co-Manager)                     billion                 million
-------------------- ---------- ----------- ----------- ----------- ---------- -------------


[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Christopher K.
McHugh                             $713                    $12
(Lead Manager)            1       million        1        million       1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Bill McVail                                                $12
(Co-Manager)              0          $0          1        million       1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Robert E Turner                    $713
(Co-Manager)              3       million        0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------

SMALL CAP GROWTH FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Bill McVail                       $2.6                    $179
(Lead Manager)          14       billion        17       million       64      $3.7 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Christopher K.
McHugh                            $2.9                    $379
(Co-Manager)            17       billion        28        million      72      $4.4 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Frank L. Sustersic                $775                    $105
(Co-Manager)             6       million        10       million       40      $1.8 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Jason D.
Schrotberger                      $223                    $197
(Co-Manager)             5       million        12       million       33      $1.6 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------

[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Bill McVail                                                $12
(Lead Manager)            0       $0            1        million       1       $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Christopher K.
McHugh                             $713                    $12
(Co-Manager) billion      1       million       1        million       1       $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Frank L. Sustersic                 $59                     $12
(Co-Manager)              1       million       1        million       1       $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Jason D.
Schrotberger                                               $12
(Co-Manager)              0          $0         1        million       1       $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------



MICRO CAP GROWTH FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Frank L. Sustersic               $526                    $105
(Lead Manager)          6       million        10       million       40      $1.8 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Bill McVail                      $2.4                    $179
(Co-Manager)            14      billion        17       million       64      $3.7 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Heather F. McMeekin              $59                     $42
(Co-Manager)             1      million        4        million        7      $276 million
-------------------- ---------- ----------- ----------- ----------- ---------- -------------



[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Frank L. Sustersic                $59                     $12
(Lead Manager)          1        million        1        million       1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Bill McVail                                               $12
(Co-Manager)            0          $0           1        million       1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Heather F. McMeekin                $59
(Co-Manager)            1        million        0         $0           0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------

SMALL CAP EQUITY FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Tom Dibella                       $133                    $622
(Lead Manager)           3       million        13       million       17      $1.4 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Kenneth Gainey                    $133                    $622
(Co-Manager)             3       million        13       million       17      $1.4 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------



[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Tom Dibella                        $74
(Lead Manager)          2         million       0        $0            0        $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Kenneth Gainey                     $74
(Co-Manager)            2         million       0        $0            0        $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------


TECHNOLOGY FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Christopher K.
McHugh                            $3.2                    $379
(Lead Manager)          17       billion        28       million       72      $4.4 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Robert E Turner                   $4.5                    $258
(Co-Manager)            22       billion        25       million       93      $6.5 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Tara Hedlund                                              $174
(Co-Manager)             1      $9 million      8        million        0           $0
-------------------- ---------- ----------- ----------- ----------- ---------- -------------

[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Christopher K.
McHugh                             $713                    $12
(Lead Manager)          1         million       1         million      1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Robert E Turner                    $713
(Co-Manager)            3         million       0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Tara Hedlund
(Co-Manager)            0          $0           0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------

CONCENTRATED GROWTH FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Robert E Turner                   $4.5                    $258
(Lead Manager)          22       billion        25       million       93      $6.5 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Christopher K.
McHugh                            $3.1                    $379
(Co-Manager)            17      billion         28      million        72      $4.4 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Bill McVail                       $2.9                    $179
(Co-Manager)            14       billion        17       million       64      $3.7 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------

[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Robert E Turner                    $713
(Lead Manager)          3         million       0          $0          0            $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Christopher K.
McHugh                             $713                    $12
(Co-Manager)            1         million       1        million       1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Bill McVail                                               $12
(Co-Manager)            0          $0           1        million       1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------


NEW ENTERPRISE FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Christopher K.
McHugh                            $3.2                    $379
(Lead Manager)          17       billion        28       million       72      $4.4 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Jason D.
Schrotberger                      $46                     $197
(Co-Manager)             5       million        12       million       33      $1.6 billion
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Tara Hedlund                      $12                     $174
(Co-Manager)             1       million        8        million       0           $0
-------------------- ---------- ----------- ----------- ----------- ---------- -------------

[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Christopher K.
McHugh                             $713                    $12
(Lead Manager)            1       million       1        million       1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Jason D.
Schrotberger                                              $12
(Co-Manager)              0         $0          1        million       1        $11 million
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Tara Hedlund              0         $0          0          $0          0            $0
(Co-Manager)
--------------------  ---------- ----------- ----------- ---------- ----------- --------------

LARGE CAP VALUE FUND

-------------------- -----------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type

-------------------- ---------------------- ----------------------- ------------------------
Name of                      Registered
Portfolio                    Investment         Other Pooled                Other
Manager                      Companies       Investment Vehicles           Accounts
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
                      Number                  Number                 Number
                        of        Assets        of       Assets       of         Assets
                     Accounts    Managed     Accounts    Managed    Accounts     Managed
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
David E. Kovacs                   $54                     $76
(Lead Manager)           1       million        7        million       1       $113 million
-------------------- ---------- ----------- ----------- ----------- ---------- -------------
Damian A. Petrone        0         $0           6       $5 million     1       $113 million
-------------------- ---------- ----------- ----------- ----------- ---------- -------------

[RESTUBBED TABLE]

--------------------  ------------------------------------------------------------------------
                      Number of Accounts and Total Assets for Which Advisory Fee is
                      Performance Based
--------------------  ---------------------- ---------------------- --------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles           Accounts
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
                       Number                   Number                Number
                         of        Assets        of       Assets        of         Assets
                      Accounts    Managed     Accounts    Managed    Accounts      Managed
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
David E. Kovacs
(Lead Manager)          0          $0           0           $0         0           $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------
Damian A. Petrone       0          $0           0           $0         0           $0
--------------------  ---------- ----------- ----------- ---------- ----------- --------------

CONFLICTS OF INTEREST. As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Funds where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, relating to the voting of proxies, relating to employee personal securities trading, relating to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

COMPENSATION. Turner's and TIM's investment professionals receive a base salary commensurate with their level of experience. Turner's and TIM's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer ("CIO") is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

PORTFOLIO MANAGERS - PORTFOLIO MANAGER'S OWNERSHIP OF SECURITIES IN THE FUND

The table below provides beneficial ownership of shares of the portfolio managers of the Funds as of September 30, 2005 (December 31, 2005 in the case of the Large Cap Value Fund). Please note that the table provides a dollar value of each portfolio manager's holdings in each Fund (none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, over
$1,000,000).

------------------------------------- --------------------------------------- ----------------------------------------
Name of Fund                          Name of Portfolio Manager               Dollar Range of equity securities in
                                                                              the Fund beneficially owned by the
                                                                              Portfolio Manager
------------------------------------- --------------------------------------- ----------------------------------------
Large Cap Growth Fund                 Robert E. Turner                        $0
                                      Mark Turner                             $0
                                      Robb J. Parlanti                        $0
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Core Growth Fund                      David E. Kovacs                         None
                                      Robert E. Turner                        None
                                      Mark Turner                             $500,001-$1,000,000
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Name of Fund                          Name of Portfolio Manager               Dollar Range of equity securities in
                                                                              the Fund beneficially owned by the
                                                                              Portfolio Manager
------------------------------------- --------------------------------------- ----------------------------------------
Strategic Growth Fund                 Robert E. Turner                        Over $1,000,000
                                      Mark Turner                             $0
                                      Robb J. Parlanti                        $50,001-$100,000
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Midcap Growth Fund                    Christopher K. McHugh                   $100,001-$500,000
                                      Bill McVail                             $10,001-$50,000
                                      Robert E. Turner                        $100,001-$500,000
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Small Cap Growth Fund                 Bill McVail                             $50,001-$100,000
                                      Christopher K. McHugh                   Over $1,000,000
                                      Frank L. Sustersic                      $0
                                      Jason D. Schrotberger                   $0
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Micro Cap Growth Fund                 Frank L. Sustersic                      $0
                                      Bill McVail                             $50,001-$100,000
                                      Heather F. McMeekin                     $0
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Small Cap Equity Fund                 Tom Dibella                             $100,001-$500,000
                                      Kenneth Gainey                          $0
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Technology Fund                       Christopher K. McHugh                   $10,001-$50,000
                                      Robert E. Turner                        $0
                                      Tara Hedlund                            $0
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Concentrated Growth Fund              Robert E. Turner                        $100,001-$500,000
                                      Christopher K. McHugh                   $0
                                      Bill McVail                             $10,001-$50,000
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
New Enterprise Fund                   Christopher K. McHugh                   $100,001-$500,000
                                      Jason Schrotberger                      None
                                      Tara Hedlund                            None
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
Large Cap Value Fund                  David E. Kovacs                         $100,001-$500,000
                                      Damian A. Petrone                       $0
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------

THE ADMINISTRATOR

The Trust and Turner (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, Turner may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

SEI Investments Global Funds Services ("SIGFS") serves as the Trust's Sub-Administrator. SIGFS has its principal business offices at One Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Funds paid the following administrative fees (net of waivers). As of September 30, 2005, the Large Cap Value Fund had not yet commenced operations.

-------------------------------- ---------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ---------------------------------------------------------
                                       2003                2004               2005
-------------------------------- ------------------ ------------------- ------------------
Large Cap Growth Fund                      $98,083            $137,997            $86,987
-------------------------------- ------------------ ------------------- ------------------
Core Growth Fund(1)                         $7,579              $8,057            $20,818
-------------------------------- ------------------ ------------------- ------------------
Strategic Growth Fund                       $4,437              $6,690            $10,138
-------------------------------- ------------------ ------------------- ------------------
Midcap Growth Fund                        $874,911          $1,294,055         $1,403,035
-------------------------------- ------------------ ------------------- ------------------
Small Cap Growth Fund                     $232,742            $326,849           $368,471
-------------------------------- ------------------ ------------------- ------------------
Micro Cap Growth Fund                     $278,534            $487,156           $646,448
-------------------------------- ------------------ ------------------- ------------------


-------------------------------- ---------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ---------------------------------------------------------
                                       2003                2004               2005
-------------------------------- ------------------ ------------------- ------------------
Small Cap Equity Fund                      $13,281             $30,716            $75,887
-------------------------------- ------------------ ------------------- ------------------
Technology Fund                            $21,593             $29,605            $22,452
-------------------------------- ------------------ ------------------- ------------------
Concentrated Growth Fund                   $50,107             $68,985            $51,616
-------------------------------- ------------------ ------------------- ------------------
New Enterprise Fund                         $8,552             $25,778            $16,892
-------------------------------- ------------------ ------------------- ------------------

------------
(1) From May 7, 2004 until the reorganization of the Predecessor Fund into the Core Growth Fund on February 25, 2005, CIMCO served as the administrator to the Predecessor Fund. Prior to October 1, 2001 SIGFS served as the administrator for the Predecessor Fund. From October 1, 2001 until May 7, 2004, Turner served as the Predecessor Fund's administrator.


DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds' shares are offered on a continuous basis by SEI Investments Distribution Co. (the "Distributor"). The Distributor has agreed to use appropriate efforts to solicit purchase orders. The Distributor's principal place of business is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Distribution Agreement between the Trust and the Distributor shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually after the initial two year period. The Distribution Agreement may be terminated by: (i) the Distributor or a majority vote of the Trustees who are not interested persons (as that term is defined in the 1940
Act) and have no financial interest in the Distribution Agreement upon not less than 60 days' prior written notice by either party, without penalty; or (ii) upon its assignment.

The Core Growth Fund, Midcap Growth Fund and Small Cap Equity Fund have adopted a Distribution and Shareholder Service Plan for Shares (the "Class II Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or
(ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, the Distributor is entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. The distribution (12b-1) fee on Class II Shares of the Turner Small Cap Equity Fund is currently being waived.

For the fiscal year ended September 30, 2005, the Funds paid the following in Distribution and Shareholder Servicing fees to the Trust's former distributor (Constellation Investment Distribution Company, Inc. ("Constellation")):

-------------------------------------- --------------------------------------------------------------------------
                                                                         2005
-------------------------------------- --------------------------------------------------------------------------
                                             DISTRIBUTION FEES PAID             SHAREHOLDER SERVICING FEES PAID
-------------------------------------- ----------------------------------- --------------------------------------
Core Growth Fund -                                                     $0                                 $5,488
  Class II Shares
-------------------------------------- ----------------------------------- --------------------------------------
Midcap Growth Fund -                                               $4,009                                 $4,009
  Class II Shares
-------------------------------------- ----------------------------------- --------------------------------------
Small Cap Equity Fund -                                          $126,476                                     $0
  Class II Shares
-------------------------------------- ----------------------------------- --------------------------------------

Subject to applicable laws and regulations, Turner, TIM, the Distributor and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Funds. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, Turner, TIM, the Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Turner, TIM, the Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, Turner, TIM, the Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. Turner, TIM, the Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts and the 1940 Act. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Certain information about the Trust's Trustees and Executive Officers is set forth below. Each may have held other positions with the named companies during that period. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

                        POSITION HELD                                                NUMBER OF
 NAME, ADDRESS AND      WITH TRUST AND                                             PORTFOLIOS IN          OTHER
       AGE(1)             LENGTH OF        PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN     DIRECTORSHIPS
                          SERVICE(2)        DURING PAST 5 YEARS                     BY TRUSTEE            HELD
INTERESTED TRUSTEE*
Robert E. Turner      Trustee (since      Chairman and Chief Investment                 11
(48)                  1996)               Officer, Turner (since 1990).

------------
* Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner.


                        POSITION HELD                                                NUMBER OF
 NAME, ADDRESS AND      WITH TRUST AND                                             PORTFOLIOS IN          OTHER
       AGE(1)             LENGTH OF        PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN     DIRECTORSHIPS
                          SERVICE(2)        DURING PAST 5 YEARS                     BY TRUSTEE            HELD
NON-INTERESTED TRUSTEES

Alfred C. Salvato     Chairman of the     Associate Vice President and                  11          Trustee,
(47)                  Board (since        Treasurer, Thomas Jefferson                               Constellation
                      2004); Trustee      University Health Care Pension Fund                       Funds
                      (since 1996)        (since 1995).

Janet F. Sansone      Trustee (since      Consultant (since 1999); Senior               11          Trustee,
(59)                  1996)               Vice-President of Human Resources,                        Constellation
                                          Frontier Corporation                                      Funds
                                          (telecommunications company)
                                          (1993-1999).

John T. Wholihan      Trustee (since      Dean and Professor, Loyola Marymount          11          Trustee,
(67)                  1996)               University (since 1984).                                  Lebanese
                                                                                                    American
                                                                                                    University

EXECUTIVE OFFICERS

Thomas R. Trala, Jr.  President (since    Chief Operating Officer (since 2004)
(38)                  2004)               and Chief Financial Officer (since
                                          1995), Turner.


                        POSITION HELD                                                NUMBER OF
 NAME, ADDRESS AND      WITH TRUST AND                                             PORTFOLIOS IN          OTHER
       AGE(1)             LENGTH OF        PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN     DIRECTORSHIPS
                          SERVICE(2)        DURING PAST 5 YEARS                     BY TRUSTEE            HELD
Michael Lawson        Controller and      Director, Fund Accounting, SEI
SEI                   Chief Financial     Investments (since 2005); Manager,
One Freedom Valley    Officer (since      Fund Accounting (since 1998).
Drive,                2005)
Oaks, PA 19456
(44)

Timothy D. Barto      Vice-President      Vice-President and Assistant
SEI                   and Assistant       Secretary, SEI Investments (since
One Freedom Valley    Secretary (since    December 1999).
Drive,                2000)
Oaks, PA 19456
(36)

Brian F. McNally      Vice-President      General Counsel and Chief Compliance
(47)                  (since 2002),       Officer (since 2004), Deputy General
                      Secretary and       Counsel (2002-2004), Turner;
                      Chief Legal and     Assistant General Counsel, Bank of
                      Compliance          America (1997-2002).
                      Officer (since
                      2004)

Calvin Fisher         Vice-President      Director - Mutual Fund
(33)                  and Assistant       Administration (since 2005);
                      Secretary (since    Manager, Mutual Fund Administration
                      2006)               (since 2000)

------------
(1) Each Trustee and executive officer, unless noted otherwise, may be contacted by writing to such Trustee or officer c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: Turner Chief Legal Officer.

(2) Each Trustee serves until his or her respective successor has been duly elected and qualified. Each officer serves a one-year term.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) serving as a channel of communication between the independent auditor and the Trustees; (iv) reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Sub-Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (v) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; (vii) reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (viii) other audit related matters. The Audit Committee meets at least once a quarter, and as otherwise necessary. During the fiscal year ended September 30, 2005, the Audit Committee met four times.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of Mr. Salvato and various representatives of the Trust's service providers, as appointed by the Board. Ms. Sansone and Dr. Wholihan serve as alternates in the event that the Mr. Salvato is unavailable for a Committee meeting. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Turner Funds as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act, as amended.

-------------------------- ------------------------------------------------------- ----------------------------------
                                                                                   AGGREGATE DOLLAR RANGE OF SHARES
NAME                                 DOLLAR RANGE OF FUND SHARES (FUND)                       (ALL FUNDS)
-------------------------- ------------------------------------------------------- ----------------------------------
Robert Turner              Over $100,000 (Concentrated Growth Fund)                Over $100,000
                           Over $100,000 (Large Cap Value Fund)
                           Over $100,000 (Micro Cap Growth Fund)
                           Over $100,000 (Midcap Growth Fund)
                           Over $100,000 (Small Cap Equity Fund)
                           Over $100,000 (Strategic Growth Fund)
                           Over $100,000 (Technology Fund)
-------------------------- ------------------------------------------------------- ----------------------------------
Alfred C. Salvato          None                                                    None
-------------------------- ------------------------------------------------------- ----------------------------------
Janet F. Sansone           $10,001-$50,000 (Micro Cap Growth Fund)                 $10,001-$50,000
-------------------------- ------------------------------------------------------- ----------------------------------
John T. Wholihan           $1-$10,000 (Concentrated Growth Fund)                   $1-$10,000
-------------------------- ------------------------------------------------------- ----------------------------------

OWNERSHIP IN SECURITIES OF TURNER AND RELATED COMPANIES. As reported to the Trust, the independent Trustees and their immediate family members did not own any securities issued by the Trust's Advisers or Distributor or any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with the Trust's Advisers or Distributor.

COMPENSATION. The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. The independent Trustees receive an annual retainer of $22,000 ($30,000 for the Board Chairman) payable quarterly. In addition, independent Trustees receive $2,500 ($3,500 for the Board Chairman) for each regular or special board meeting, $1,500 ($2,500 for the Audit Committee Chairman) for each audit committee meeting and $250 per fair value telephone meeting (maximum of $1,000 payable in any 12 month period). Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Trust does not offer any retirement benefits for Trustees. Brian F. McNally receives annual compensation from the Trust (currently $120,000) for serving as the Trust's chief compliance officer ("CCO"). In addition, Mr. McNally is reimbursed for out-of-pocket expenses in connection with his serving as CCO. During the fiscal year ended September 30, 2005, the current Trustees received the following compensation from the Trust for serving on the Board, and Mr. McNally received the following compensation from the Trust for serving as Chief Compliance Officer:


---------------------------- ------------------------- ------------------- --------------- ---------------------------
                                     AGGREGATE             PENSION OR                        TOTAL COMPENSATION FROM
                                   COMPENSATION            RETIREMENT        ESTIMATED       TRUST AND FUND COMPLEX
                                FROM TRUST FOR THE      BENEFITS ACCRUED       ANNUAL       PAID TO TRUSTEES FOR THE
NAME OF PERSON,                 FISCAL YEAR ENDED       AS PART OF FUND    BENEFITS UPON       FISCAL YEAR ENDED
POSITION                        SEPTEMBER 30, 2005          EXPENSES         RETIREMENT        SEPTEMBER 30, 2005
---------------------------- ------------------------- ------------------- --------------- ---------------------------
Robert Turner (1)                       $0                     NA                NA                    $0
---------------------------- ------------------------- ------------------- --------------- ---------------------------
Alfred C. Salvato (2)                $48,750                   NA                NA                 $48,750
---------------------------- ------------------------- ------------------- --------------- ---------------------------
Janet F. Sansone (2)                 $44,500                   NA                NA                 $44,500
---------------------------- ------------------------- ------------------- --------------- ---------------------------
John T. Wholihan (2)                 $44,500                   NA                NA                 $44,500
---------------------------- ------------------------- ------------------- --------------- ---------------------------
Brian F. McNally(3)                  $100,000                  NA                NA                 $100,000
---------------------------- ------------------------- ------------------- --------------- ---------------------------

------------
(1) Mr. Turner is an "interested person" of the Trust, as the term is defined in the 1940 Act, by virtue of his controlling ownership interest in the Adviser. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of officers and interested persons of the Trust is paid by Turner.

(2)      Member of the Audit Committee.

(3)      Chief Compliance Officer.

As of January 17, 2006, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805 (the "Transfer Agent") or a designated financial intermediary (as described below) on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Funds' net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customary holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, Turner, TIM, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Trust's Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

The Funds have not entered into any arrangements with any person permitting frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Fund's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION. Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of each Fund's total assets may be invested (1) in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in the securities of two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (3) in the securities of one or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.

If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, each fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of September 30, 2005, the following Funds had capital loss carry forwards approximating the amount (in thousands) indicated for federal tax purposes. As of September 30, 2005, the Large Cap Value Fund had not yet commenced operations.

--------------------------- ---------------------------------------------------------------
                                   EXPIRING SEPTEMBER 30
--------------------------- ------------ --------------- ----------------- ----------------
                               2009           2010             2011             2013
--------------------------- ------------ --------------- ----------------- ----------------

--------------------------- ------------ --------------- ----------------- ----------------
Large Cap Growth Fund           --           $8,618          $15,138             --
--------------------------- ------------ --------------- ----------------- ----------------
Core Growth Fund                --             --             $1,576             --
--------------------------- ------------ --------------- ----------------- ----------------
Strategic Growth Fund         $1,508         $8,526           $3,012             --
--------------------------- ------------ --------------- ----------------- ----------------
Midcap Growth Fund              --          $365,062         $129,499            --
--------------------------- ------------ --------------- ----------------- ----------------
Small Cap Growth Fund           --          $106,059         $25,994             --
--------------------------- ------------ --------------- ----------------- ----------------
Small Cap Equity                --             --               --              $209
--------------------------- ------------ --------------- ----------------- ----------------
Technology Fund               $13,243       $108,584          $7,986             --
--------------------------- ------------ --------------- ----------------- ----------------
Concentrated Growth Fund      $11,073       $132,529         $12,850             --
--------------------------- ------------ --------------- ----------------- ----------------
New Enterprise Fund            $815          $7,183            $385             $247
--------------------------- ------------ --------------- ----------------- ----------------

STATE AND LOCAL TAXES. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INVESTMENTS IN FOREIGN SECURITIES. A Fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. Such Funds generally will be entitled to deduct such taxes in computing their income subject to tax (if any).

FOREIGN INVESTORS. For distributions attributable to a Fund's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders who are not "U.S. persons" (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnership or other non-U.S. investors) generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Fund unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Under recent changes to the Code, for distributions attributable to a Fund's taxable year beginning after December 31, 2004 and before January 1, 2008, foreign shareholders will generally not be subject to withholding tax on distributions attributable to "portfolio interest" or short-term capital gains unless (1) the distributions are effectively connected with a U.S. trade or business of the shareholder, or (2) with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund), unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholders is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Fund.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSIDERATIONS GENERALLY AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF THE FEDERAL, STATE, OR LOCAL TAX TREATMENT OF THE FUNDS OR THEIR SHAREHOLDERS AND THE DISCUSSION HERE AND IN THE FUNDS' PROSPECTUS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS ABOUT THEIR OWN TAX SITUATIONS, INCLUDING THEIR FOREIGN, STATE AND LOCAL TAX LIABILITIES.

PORTFOLIO TRANSACTIONS

Turner and TIM are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While Turner and TIM generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Turner and TIM seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

Turner and TIM may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to Turner and TIM. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Turner and TIM will be in addition to and not in lieu of the services required to be performed by Turner or TIM under the Advisory Agreements. If, in the judgment of Turner or TIM, a Fund or other accounts managed by Turner or TIM will be benefited by supplemental research services, Turner and TIM are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include: advice, either directly or through publications or writings, as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Turner and TIM will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that Turner or TIM will find all of such services of value in advising that Fund.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Funds' portfolio turnover rates were as follows. As of September 30, 2005, the Large Cap Value Fund had not yet commenced operations.

--------------------------------- ----------------------------------------------------------------------------------
                                                               PORTFOLIO TURNOVER RATE
                                  ----------------------------------------------------------------------------------
                                             2003                       2004                        2005
--------------------------------- --------------------------- -------------------------- ---------------------------
Large Cap Growth  Fund                     201.35%                     165.94%                    154.66%
--------------------------------- --------------------------- -------------------------- ---------------------------
Core Growth Fund - Class I
Shares                                       187%                       104%                      136.36%
--------------------------------- --------------------------- -------------------------- ---------------------------
Core Growth Fund - Class I
Shares                                        --                         --                      136.36%(1)
--------------------------------- --------------------------- -------------------------- ---------------------------
Strategic Growth Fund                      282.15%                     262.01%                    206.17%
--------------------------------- --------------------------- -------------------------- ---------------------------
Midcap Growth Fund - Class I
Shares                                     208.80%                     167.17%                    151.63%
--------------------------------- --------------------------- -------------------------- ---------------------------
Midcap Growth Fund - Class II
Shares                                     208.80%                     167.17%                    151.63%
--------------------------------- --------------------------- -------------------------- ---------------------------
Small Cap Growth Fund                      187.95%                     151.02%                    152.96%
--------------------------------- --------------------------- -------------------------- ---------------------------
Micro Cap Growth Fund                      147.77%                     122.45%                     73.50%
--------------------------------- --------------------------- -------------------------- ---------------------------
Small Cap Equity Fund                      287.39%                     221.99%                    170.22%
--------------------------------- --------------------------- -------------------------- ---------------------------
Technology Fund                            523.75%                     331.52%                    156.92%
--------------------------------- --------------------------- -------------------------- ---------------------------
Concentrated Growth Fund                   762.18%                     498.78%                    329.52%
--------------------------------- --------------------------- -------------------------- ---------------------------
New Enterprise Fund                        451.37%                     382.08%                    226.82%
--------------------------------- --------------------------- -------------------------- ---------------------------

------------
(1)      Core Growth Fund Class II Shares commenced operations on August 1,
         2005.

The brokerage commissions paid by each Fund for the fiscal years ended September 30, 2003, 2004 and 2005 were as follows (as of September 30, 2005, the Large Cap Value Fund had not yet commenced operations):

---------------------------------- ----------------------------------------------------------
                                       TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
                                         2003               2004                2005
---------------------------------- ------------------ ------------------ --------------------
Large Cap Growth Fund                       $464,072           $437,952             $186,022
---------------------------------- ------------------ ------------------ --------------------
Core Growth Fund*                            $36,353            $13,563              $47,408
---------------------------------- ------------------ ------------------ --------------------
Strategic Growth Fund                        $40,119            $34,798              $28,212
---------------------------------- ------------------ ------------------ --------------------
Midcap Growth Fund                        $5,372,589         $4,857,212           $3,357,272
---------------------------------- ------------------ ------------------ --------------------
Small Cap Growth Fund                     $1,834,288         $1,658,068           $1,215,877
---------------------------------- ------------------ ------------------ --------------------
Micro Cap Growth Fund                     $1,523,029         $1,991,657             $998,959
---------------------------------- ------------------ ------------------ --------------------
Small Cap Equity Fund                       $136,878           $258,861             $300,396
---------------------------------- ------------------ ------------------ --------------------
Concentrated Growth Fund                  $1,303,064           $816,982             $286,569
---------------------------------- ------------------ ------------------ --------------------
Technology Fund                             $566,347           $340,562              $97,495
---------------------------------- ------------------ ------------------ --------------------
New Enterprise Fund                         $251,573           $346,963             $107,268
---------------------------------- ------------------ ------------------ --------------------

------------
* For the period October 1, 2001 to September 30, 2004, the brokerage commissions were paid by the Predecessor Fund to its distributor.

The brokerage commissions paid by each Fund to the Funds' former distributor (Constellation) for the fiscal years ended September 30, 2003, 2004 and 2005 were as follows (as of September 30, 2005, the Large Cap Value Fund had not yet commenced operations):

---------------------------------- ----------------------------------------------------------
                                     TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID TO
                                                         CONSTELLATION
                                   ----------------------------------------------------------
                                         2003               2004                2005
---------------------------------- ------------------ ------------------ --------------------
Large Cap Growth Fund                       $324,991            $64,045                   $0
---------------------------------- ------------------ ------------------ --------------------
Core Growth Fund*                            $28,138             $1,418                   $0
---------------------------------- ------------------ ------------------ --------------------
Strategic Growth Fund                        $28,631            $12,170                   $0
---------------------------------- ------------------ ------------------ --------------------
Midcap Growth Fund                        $2,305,642           $524,397                   $0
---------------------------------- ------------------ ------------------ --------------------
Small Cap Growth Fund                     $1,039,331           $180,040                   $0
---------------------------------- ------------------ ------------------ --------------------
Micro Cap Growth Fund                       $395,297           $211,283                   $0
---------------------------------- ------------------ ------------------ --------------------
Small Cap Equity Fund                        $57,512            $13,714                   $0
---------------------------------- ------------------ ------------------ --------------------
Concentrated Growth Fund                    $729,143           $343,583                   $0
---------------------------------- ------------------ ------------------ --------------------
Technology Fund                             $396,907           $156,461                   $0
---------------------------------- ------------------ ------------------ --------------------
New Enterprise Fund                         $202,386           $128,257                   $0
---------------------------------- ------------------ ------------------ --------------------

------------
* For the period October 1, 2001 to September 30, 2004, the brokerage commissions were paid by the Predecessor Fund to its distributor.

For the fiscal year ended September 30, 2005, the percentage of brokerage commissions paid by each Fund to Constellation, and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows (as of September 30, 2005, the Large Cap Value Fund had not yet commenced operations):

---------------------------------- ------------------------------- --------------------------
                                     PERCENTAGE OF COMMISSIONS        PERCENTAGE OF FUND
                                                                    TRANSACTIONS INVOLVING
                                                                    COMMISSION PAYMENTS TO
                                       PAID TO CONSTELLATION             CONSTELLATION
                                   ------------------------------- --------------------------

---------------------------------- ------------------------------- --------------------------
Large Cap Growth Fund                            0%                           0%
---------------------------------- ------------------------------- --------------------------
Core Growth Fund                                 0%                           0%
---------------------------------- ------------------------------- --------------------------
Strategic Growth Fund                            0%                           0%
---------------------------------- ------------------------------- --------------------------
Midcap Growth Fund                               0%                           0%
---------------------------------- ------------------------------- --------------------------
Small Cap Growth Fund                            0%                           0%
---------------------------------- ------------------------------- --------------------------
Micro Cap Growth Fund                            0%                           0%
---------------------------------- ------------------------------- --------------------------
Small Cap Equity Fund                            0%                           0%
---------------------------------- ------------------------------- --------------------------
Concentrated Growth Fund                         0%                           0%
---------------------------------- ------------------------------- --------------------------
Technology Fund                                  0%                           0%
---------------------------------- ------------------------------- --------------------------
New Enterprise Fund                              0%                           0%
---------------------------------- ------------------------------- --------------------------

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2005 were as follows (as of September 30, 2005, the Large Cap Value Fund had not yet commenced operations):

--------------------------------- ------------------------------- --------------------- ----------------------------
                                                                      TOTAL AMOUNT
                                              NAME OF                 OF SECURITIES
              FUND                         BROKER/DEALER              HELD BY FUND           TYPE OF SECURITY
--------------------------------- ------------------------------- --------------------- ----------------------------
--------------------------------- ------------------------------- --------------------- ----------------------------
Large Cap Growth Fund             Morgan Stanley Dean Witter,
                                  Inc.                              $666,698              Equity

--------------------------------- ------------------------------- --------------------- ----------------------------
Core Growth Fund                  T. Rowe Price                     $739,136              Equity
                                  Morgan Stanley Dean Witter,       $738,978              Equity
                                  Inc.
                                  Charles Schwab                    $628,137              Equity
                                  Lehman Brothers Inc.              $464,755              Equity
                                  Legg Mason Wood Walker, Inc.      $345,523              Equity
                                  SEI Investments Distribution Co.  $272,455              Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
Strategic Growth Fund             T. Rowe Price                     $85,543               Equity
                                  Charles Schwab                    $67,821               Equity
                                  SEI Investments Distribution Co.  $65,389               Equity
                                  Morgan Stanley Dean Witter, Inc.  $62,570               Equity

--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- -----------------------------
                                                                      TOTAL AMOUNT
                                              NAME OF                 OF SECURITIES
              FUND                         BROKER/DEALER              HELD BY FUND           TYPE OF SECURITY
--------------------------------- ------------------------------- --------------------- -----------------------------
--------------------------------- ------------------------------- --------------------- -----------------------------
Midcap Growth Fund                T. Rowe Price                    $16,309,328            Equity
                                  Legg Mason Wood Walker, Inc.     $10,456,747            Equity
                                  Affiliated Managers Group        $ 9,942,541            Equity
                                  Ameritrade Inc.                  $ 9,823,856            Equity
                                  SEI Investments Distribution     $ 8,053,769            Equity
                                  Co.
                                  Jeffries & Co., Inc.             $5,819,020              Equity
--------------------------------- -------------------------------  --------------------- ----------------------------

Small Cap Growth Fund             Investment Technology Group,     $3,041,696            Equity
                                  Inc.
                                  GFI Group                        $1,207,516            Equity
                                  Calamos Asset Management         $1,091,843            Equity
                                  Greenhill & Company              $974,295              Equity
--------------------------------- -------------------------------  --------------------- ----------------------------
Micro Cap Growth Fund             Labone, Inc.                     $6,319,680            Equity
--------------------------------- -------------------------------  --------------------- ----------------------------
Small Cap Equity Fund             National Financial Partners      $858,111              Equity
--------------------------------- -------------------------------  --------------------- ----------------------------
Concentrated Growth Fund          T. Rowe Price                    $1,260,290            Equity
                                  Morgan Stanley Dean Witter, Inc. $942,062              Equity
--------------------------------- ------------------------------- --------------------- -----------------------------
Technology Fund                   None
--------------------------------- ------------------------------- --------------------- -----------------------------
New Enterprise Fund               Ameritrade Inc.                 $120,288              Equity
--------------------------------- ------------------------------- --------------------- -----------------------------

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of series (i.e., portfolios) and shares of each series. Each share of a series represents an equal proportionate interest in that series with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for the Trustee's own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisers have each adopted a Code of Ethics pursuant to Rule 17j-1. This Code of Ethics applies to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of the Code of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to TIM (with respect to the Small Cap Equity Fund only), and to Turner (with respect to each other
Fund). TIM and Turner will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

Information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the 12-month period ended June 30, 2005, which was filed with the SEC on Form N-PX, is available without charge, upon request, by calling 1-800-224-6312 or by writing to Turner Funds at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The Trust's report on Form N-PX is also available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 17, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

--------------------------------- ------------------------------------------- -----------------
                                             NAME AND ADDRESS                   PERCENTAGE OF
           FUND                            OF BENEFICIAL OWNER                  FUND'S SHARES
--------------------------------- ------------------------------------------- -----------------
Turner Large Cap Growth Fund      Prudential Retirement Ins. & Ann.           83.45%
                                  280 Trumbull Street
                                  Hartford, CT 06103-3509
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            9.65%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
Turner Core Growth Fund - Class   Charles Schwab & Co. Inc.                   51.97%
I Shares                          Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
                                  Harleyco                                    32.53%
                                  c/o Millennium Wealth Management &
                                  Private Banking
                                  PO Box 195
                                  483 Main Street
                                  Harleysville, PA 19438-2311
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            6.81%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
                                  National Investor Services FBO              5.61%
                                  55 Water Street, 32nd Floor
                                  New York, NY 10041-3299
--------------------------------- ------------------------------------------- -----------------
Turner Core Growth Fund - Class   Charles Schwab & Co. Inc.                   99.35%
II Shares                         Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
Turner Strategic Growth Fund      Charles Schwab & Co. Inc.                   31.55%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------

--------------------------------- ------------------------------------------- -----------------
                                             NAME AND ADDRESS                   PERCENTAGE OF
           FUND                            OF BENEFICIAL OWNER                  FUND'S SHARES
--------------------------------- ------------------------------------------- -----------------
                                  Robert E. Turner & Carolyn W. Turner        17.52%
                                  JTWROS
                                  9 Horseshoe Lane
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
                                  Carolyn Turner TR                           15.72%
                                  Robert E. Turner Jr. Trust
                                  9 Horseshoe Lane
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
                                  Robert E. & Carolyn W. Turner Foundation    10.62%
                                  9 Horseshoe Lane
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
Turner MidCap Growth Fund -       Charles Schwab & Co. Inc.                   30.85%
Class I Shares                    Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            27.56%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
Turner MidCap Growth Fund -       Mercer Trust Company                        56.68%
Class II Shares                   FBO Plumbers & Steamfitters Local 21
                                  Annuity Fund
                                  Attn: OC Plan Admin
                                  1 Investors Way
                                  Norwood, MA 02062-1584
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            19.06%
                                  FBO Our Customers
                                  82 Devonshire St
                                  Boston, MA 02109-3605
--------------------------------- ------------------------------------------- -----------------
Turner Small Cap Growth Fund      Charles Schwab & Co. Inc.                   42.19%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
                                  The Vanguard Fiduciary Trust Co             12.60%
                                  P.O Box 2600 VM 613
                                  Attn Outside Funds
                                  Valley Forge, PA 19482-2600
--------------------------------- ------------------------------------------- -----------------

--------------------------------- ------------------------------------------- -----------------
                                             NAME AND ADDRESS                   PERCENTAGE OF
           FUND                            OF BENEFICIAL OWNER                  FUND'S SHARES
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            10.06%
                                  For the Exclusive Benefit of Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
                                  Southern California Edison Stock Savings    5.56%
                                  Plan by State Street Bank
                                  401(k) Plan
                                  P.O. Box 1992 Boston, MA 02105-1992
--------------------------------- ------------------------------------------- -----------------
Turner Micro Cap Growth Fund      National Financial Services Corp            44.40%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
                                  Charles Schwab & Co. Inc.                   36.73%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
Turner Small Cap Equity Fund      Charles Schwab & Co. Inc.                   32.86%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
                                  Balsa & Co. (Dividend Reinvest)             16.07%
                                  14221 Dallas Parkway
                                  Dallas, TX 75254-2942
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            7.27%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
                                  The Vanguard Fiduciary Trust Co             6.49%
                                  P.O Box 2600 VM 613
                                  Attn Outside Funds
                                  Valley Forge, PA 19482-2600
--------------------------------- ------------------------------------------- -----------------
                                  Patterson & Co.                             5.91%
                                  Omnibus R/R/R
                                  1525 West W.T. Harris Blvd.
                                  Charlotte, NC 28288-0001
--------------------------------- ------------------------------------------- -----------------

--------------------------------- ------------------------------------------- -----------------
                                             NAME AND ADDRESS                   PERCENTAGE OF
           FUND                            OF BENEFICIAL OWNER                  FUND'S SHARES
--------------------------------- ------------------------------------------- -----------------
Turner Technology Fund            Charles Schwab & Co. Inc.                   33.58%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            13.09%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
Turner Concentrated Growth Fund   PIMS/Prudential Retirement                  17.87%
                                  As Nominee for the Sheet Metal Workers
                                  Local 19
                                  1301 S. Columbus Blvd., 1st Floor
                                  Philadelphia, PA 19147-5505
--------------------------------- ------------------------------------------- -----------------
                                  Prudential Retirement Ins. & Ann.           13.33%
                                  280 Trumbull Street
                                  Hartford, CT 06103-3509
--------------------------------- ------------------------------------------- -----------------
                                  Charles Schwab & Co. Inc.                   9.59%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            6.75%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
                                  Carolyn Turner TR                           6.25%
                                  Robert E. Turner Jr. Trust
                                  9 Horseshoe Lane
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
                                  Mark D. Turner                              6.10%
                                  1205 Westlakes Dr., Suite 100
                                  Berwyn, PA 193212-2411
--------------------------------- ------------------------------------------- -----------------
Turner New                        Charles Schwab & Co. Inc.                   36.94%
Enterprise Fund                   Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            13.71%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------

--------------------------------- ------------------------------------------- -----------------
                                             NAME AND ADDRESS                   PERCENTAGE OF
           FUND                            OF BENEFICIAL OWNER                  FUND'S SHARES
--------------------------------- ------------------------------------------- -----------------
                                  National Investor Services FBO              11.44%
                                  55 Water Street, 32nd Floor
                                  New York, NY 10041-3299
--------------------------------- ------------------------------------------- -----------------
Turner Large Cap Value Fund       David Kovacs                                79.97%
                                  10 Steeplechase Lane
                                  Malvern, PA 19355-3400
--------------------------------- ------------------------------------------- -----------------
                                  Robert E. Turner & Carolyn W. Turner        19.99%
                                  JTWROS
                                  9 Horseshoe Lane
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------


CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP, whose offices are located at 1601 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, located at One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS
The Trust's Financial Statements for the fiscal year ended September 30, 2005, including KPMG LLP's Report of Independent Registered Public Accounting Firm are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Reports may be obtained free of charge by calling the Trust at 1-800-224-6312 or by writing to Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website www.sec.gov.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

         "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

         "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1
(high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

         "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

         "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

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NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o     "Positive" means that a rating may be raised.
             o     "Negative" means that a rating may be lowered.
             o     "Stable" means that a rating is not likely to change.
             o     "Developing" means a rating may be raised or lowered.

MOODY'S

        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

         RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

         RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

         (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

         Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels -

"MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

          "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not

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

serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.


Adopted:  July 1, 2003
Last revised:     July 15, 2005










                                      B-3